UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2005

                         WINTRUST FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          -----------------------------

               ILLINOIS                                 0-21923                              36-3873352
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

          727 NORTH BANK LANE                                                                   60045
         LAKE FOREST, ILLINOIS                                                               (Zip Code)
    (Address of principal executive
               offices)
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        Registrant's telephone number, including area code (847) 615-4096

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
           OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

         On July 15, 2005, pursuant to the Indenture, dated as of June 14, 2000 between Wintrust Financial Corporation (the "Company") and Wilmington Trust
Company ("Wilmington"), as Indenture Trustee, the Company gave notice to Wilmington, as Property Trustee of Wintrust Capital Trust II (the "Trust"), of its intention to redeem on August 16, 2005 all $20,618,560 aggregate principal amount of its 10.50% junior subordinated debentures due 2030 (the "Debentures") held by the Trust. The redemption price will be equal to 100% of the principal amount of the Debentures, or $20,618,560, plus accrued unpaid interest.

         As a result of the redemption of the Debentures, and pursuant to the Amended and Restated Trust Agreement, dated as of June 14, 2000 among the
Company, Wilmington, as Property Trustee and Delaware Trustee, and the
Administrative Trustees named therein, the trust preferred securities (the
"Trust Securities") issued by the Trust will be redeemed on August 16, 2005.
Following the redemption, the Company's capital ratios will continue to comply with all applicable regulatory capital requirements and the capital ratios of the Company's bank subsidiaries will continue to be considered "well capitalized" for regulatory purposes.

         On July 15, 2005, the Company issued a press release announcing the redemption of the Trust Securities issued by the Trust. The press release announcing the redemption is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.        EXHIBITS.

         (c) Exhibits.

                EXHIBIT NUMBER                     DESCRIPTION
                --------------       -------------------------------------------
                    99.1             Press Release dated July 15, 2005.

                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WINTRUST FINANCIAL CORPORATION
                                        (Registrant)

                                        By:  /s/ David A. Dykstra
                                             -------------------------------
                                             David A. Dykstra
                                             Senior Executive Vice President and
                                               Chief Operating Officer

Date:  July 15, 2005

                                       3
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
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    99.1        Press Release, dated July 15, 2005.